EXHIBIT 99.1

OFFICE OF THE UNITED STATES TRUSTEE

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In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC. - CONSOLIDATED
26880 Laguna Hills Dr., Suite 200                                                           Report Number: 4
Aliso Viejo, CA  92656                                    Debtor
                                                                                            For the Period From: July 1, 2001
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: July 31, 2001
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1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $    116,630
         Less: Sales Returns and Discounts                             -
            Net Sales                                                             $    116,630
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                   -
         Add: Purchases                                                -
         Less: Ending Inventory at Cost                                -
            Cost of Goods Sold                                                         183,070
                                                                                  -------------
                Gross Profit                                                                          $    (66,440)
                Other Operating Revenues (Specify)                                                             -
         Less: Operating Expenses:
         Officer Compensation                                       31,506
         Salaries and Wages - Other Employees                       25,349
                                                              -------------
            Total Salaries and Wages                                                    56,855
            Employees Benefits and Pensions                            -                   -
         Payroll Taxes                                               8,104
         Real Estate Taxes                                             -
         Federal and State Income Taxes                                -
                                                              -------------
            Total Taxes                                                                  8,104
         Rent and Lease Exp (Real and Personal Prop)                   176
         Interest Expense (Mortgage, Loan, etc)                      1,013
         Insurance                                                   9,544
         Automobile Expense                                            -
         Utilities (gas, electricity, water, telephone, etc)         6,680
         Depreciation and Amortization                              51,282
         Repairs and Maintenance                                       -
         Advertising                                                   -
         Supplies, Office Expenses, Photocopies, etc                 7,217
         Bad Debts                                                     -
         Miscellaneous Operating Expenses (specify)                 78,622
                                                              -------------
                                                                                       154,533
                                                                                  -------------
             Total Operating Expenses                                                                      219,492
                                                                                                      -------------
                    Net Gain/Loss from Business Operations                                                (285,932)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                              431
          Other Non-Operating Revenues (Specify)                       -
          Gross Proceeds on Sale of Assets                             -
          Less: Original Cost of Assets plus Expenses of Sale          -
              Net Gain/Loss on Sale of Assets                                              -
                                                                                  -------------
          Total Non-Operating Income                                                       431
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify)                        -
          Non-cash charge for write-down of investment                 -
          Other Non-Operating Expenses (Specify)                       -
                                                                                  -------------
          Total Non-Operating Expenses                                                     431
                                                                                                      -------------
                                                                                                               431
                                                                                                      -------------
  NET INCOME/LOSS FOR PERIOD                                                                          $   (285,501)
                                                                                                      =============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                176,853                 87,243
    Overdue              31-60 Days                    82,847                 12,512
    Overdue              61-90 Days                   134,981                 22,652
    Overdue              91-120 Days                   13,593                 42,032
    Overdue              Over 121 Days                    -                  126,372
                                              -----------------------------------------
    TOTAL                                        $    408,274          $     290,811
                                              -----------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

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                                             Frequency of                               Next          Post-Petition
                                             Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                      Contract/Lease      Payment                Due           Number/Amount $
------------------------------------------------------------------------------------------------------------
Balboa Capital                                 1/month             $ 2,185                8/1/01        0
Conseco (taken over by Wells Fargo Leasing)    1/month             $   657                8/10/01       0
Conseco (taken over by Wells Fargo Leasing)    1/month             $   109                8/23/01

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*Explanation for Non-Payment:



4.  Tax Liability:
              Gross Payroll Expense for the Period:              $ 101,640
              Gross Sales for Period Subject to Sales Tax:       $     -

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   7/15/01             14,630                  -
                                                                7/13/01             16,042                  -

        State Payroll and Withholding Taxes                     7/15/01              1,328                  -
                                                                7/31/01              1,804                  -
                                                                                       -                    -

        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                          Legal                $   6,213
Stradling, Yocca, Carlson & Rauth         Legal                $   2,115
Winthrop Couchot                          Legal                $  34,230

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

     Quarterly            Total                                                       Quarterly
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid         No.       Owing
----------------------------------------------------------------------------------------------------
FRT - US 6/30/2001      $  97,119        $  750      7/20/01    $ 750        4081       $0
FRT - Canada 6/30/2001  $     981        $  250      7/20/01    $ 250        0003       $0





I, Michael Neufeld, President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  8/15/01                             /S/ Michael Neufeld
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                                            Debtor in Possession or Trustee

FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
JULY 01, 2001 - JULY 31, 2001


     ACCOUNT                               AMOUNT
---------------------------------------------------
Bank Charges                                 2,482
Professional-Legal                          64,866
Miscellaneous                               11,275

                                        -----------
Total                                       78,622
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Insurance Policies



DIRECTORS & OFFICERS LIABILITY INSURANCE
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Name of Insurer:              National Union Fire Ins Co
Policy #                              4732296
Coverage:                     Liability - $4 million, Retention - $250,000, Crisis Loss - $50,000
Expiration Date:                    8/15/2001
Monthly bill:                      $12,403.32 *


PROFESSIONAL LIABILITY/E&O INSURANCE
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Name of Insurer:              Evanston Insurance Co.
Policy #                      EO805654
Coverage:                     Liability - $4.2 million, $2,500 deductible
Expiration Date:                    8/15/2001
Monthly bill:                       $1,538.08 *


WORKER'S COMPENSATION
---------------------
Name of Insurer:              Clarendon National Ins Co.
Policy #                      01KR00253
Coverage:                     Liability - $1 million
Expiration Date:                    12/1/2001
Monthly bill:                       $3,198.55 *


GENERAL LIABILITY & PROPERTY INSURANCE
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Name of Insurer:              Chubb Custom Ins Co.
Policy #                           7949-12-09
Coverage:
Expiration Date:                    1/19/2002
Monthly bill:                       $3,063.37 *


MEDICAL INSURANCE
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Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                   12/31/2001
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
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Name of Insurer:              Guardian Dental
Policy #                               355311
Expiration Date:                   12/31/2001
Monthly bill:                 Varies based on number of employees


* Policy also covers certain wholly-owned subsidiaries of FreeRealTime.com for which the company is reimbursed a portion of the monthly premium from those subsidiaries.